Investor News	NYSE:PEG

For further information, contact:

➢	Sue Carson, Director, Investor Relations	Phone: 973-430-6565
➢	Greg McLaughlin, Sr. Investor Relations Analyst	Phone: 973-430-6568

August 1, 2005

PSEG ANNOUNCES SECOND QUARTER 2005 RESULTS:

INCOME FROM CONTINUING OPERATIONS OF 42 CENTS PER SHARE

OPERATING EARNINGS OF 48 CENTS PER SHARE

Improved Nuclear and Fossil Operations at PSEG Power

Reaffirmed Guidance of $3.15 to $3.35 per Share, Excluding Merger Costs

Public Service Enterprise Group (PSEG) announced today (August 1, 2005) second quarter Income from Continuing Operations of $101 million or 42 cents per diluted share of common stock based on 243 million average shares outstanding. Including charges of $183 million or 76 cents per share related to Discontinued Operations at PSEG Power’s Waterford facility, PSEG reported a net loss of $82 million or 34 cents per share. Income from Continuing Operations includes merger related costs (net of tax) of $14 million or 6 cents per share for the quarter. Excluding merger related costs, adjusted (non-GAAP) Operating Earnings for the second quarter 2005 were $115 million or 48 cents per share of common stock.

Comparable Income from Continuing Operations for the second quarter of 2004 was $127 million or 53 cents per share, based on 238 million average shares outstanding. Including a net loss of $3 million, or 1 cent per share from Discontinued Operations at PSEG Power and PSEG Global, PSEG reported Net Income of 52 cents per share.

For the six months ended June 30, 2005, PSEG reported Income from Continuing Operations of $393 million, or $1.62 per share based on 243 million average shares outstanding. Including charges of $190 million, or 78 cents per share related to Discontinued Operations at PSEG Power’s Waterford facility, PSEG reported Net Income of $203 million or 84 cents per share. Income from Continuing Operations includes merger related costs (net of tax) of $16 million or 7 cents per share for the first six months. Excluding merger related costs, adjusted (non-GAAP) Operating Earnings were $409 million or $1.69 per share of common stock for the first six months.

Comparable Income from Continuing Operations for the first six months of 2004 was $409 million or $1.72 per share, based on 238 million average shares outstanding. Including a net loss of $14 million, or 6 cents per share from Discontinued Operations at PSEG Power and PSEG Global, PSEG reported Net Income of $1.66 per share.

Attachments to this release provide a summary of quarter and year-to-date results for 2005 and 2004 for PSEG’s principal subsidiaries – Public Service Electric and Gas Company (PSE&G), PSEG Power and PSEG Energy Holdings.

Highlights include:
•	The nuclear refueling and reactor vessel head replacement at Salem 2 was completed in a record 36 days.
•	PSE&G increased the capacity at the Branchburg switching station by 950 MW with the addition of a third transformer bank in April.
•	The Bethlehem Energy Center, a 750 MW natural gas fired-combined cycle plant, went into commercial operation in July.
•

PSEG Power reached an agreement with AEP to sell the 821 MW Waterford, Ohio plant for $220 million. Including tax benefits, this sale will result in $300 million of cash available to pay down debt. The closing is expected to occur in the second half of 2005.

•	PSEG Resources recorded an after-tax charge of $15 million resulting from the write-off of an aircraft lease with United Airlines.
•	PSE&G refinanced $125 million of 9.125% First and Refunding Mortgage Bonds with a 5.25%, 30-year issuance in early July.
•	PSEG Energy Holdings closed on a 5-year, $150 million credit facility in late June.

“PSEG remains focused on achieving the operational and safety objectives we set out for the year and are very pleased with the operating results for the second quarter,” said Thomas M. O’Flynn, chief financial officer. “Our nuclear units performed at a combined capacity factor of 86% this quarter, including the scheduled Salem 2 refueling outage, and our coal units also had improved performance during the quarter.”

At PSE&G, the crews have been very busy keeping up with hot weather to ensure reliability of the system. The extreme heat and humidity pushed demand from PSE&G’s customers to a new high of 10,780 megawatts on July 27. The previous peak was recorded on August 14, 2002. O’Flynn indicated the hot weather would bode well for the third quarter earnings, however PSE&G’s second quarter Operating Earnings were $14 million or 6 cents per share lower than the prior year.

O’Flynn indicated that half the decline was attributable to lower demand revenues and volume. “With the fairly mild weather in April and May, our demand revenues were down from last year and we’ve seen reduced volume from a few large industrial users as they have cut back production or shut down plants.”

Operating results for PSEG Power for the quarter, which exclude $7 million or 3 cents per share in merger-related costs, were $3 million or 1 cent per share favorable to last year. Improved performance of the nuclear fleet, the absence of congestion costs associated with the Branchburg transformer and the increased availability of the fossil fleet improved margins by about 15 cents for the quarter over the 2004 results. O’Flynn noted that the absence of a 9 cent benefit recorded last year in the Nuclear Decommissioning Trust Fund and 4 cents of other gains masked the strong operational performance at PSEG Power for the quarter.

Improved operations at PSEG Global, notably in Texas and South America, and foreign exchange gains in Poland, helped to offset the write-off of the United Airlines Lease at PSEG Resources. Overall, PSEG Energy Holdings’ second quarter results were 2 cents per share better than last year.

PSEG reaffirmed that its 2005 Operating Earnings guidance of $3.15 to $3.35 per share excludes an estimated 10 – 15 cents per share for costs associated with the pending merger with Exelon Corporation. “Merger costs have become significant current year costs that were not anticipated in our original guidance,” O’Flynn said.

During the second quarter, PSEG Nuclear initiated a work-force reduction in conjunction with the Nuclear Operating Services Agreement that was signed with Exelon last December. The workforce reductions underway are part of the overall merger plan to reduce staffing at nuclear by about 400 positions.

In July, PSEG shareholders approved the merger with Exelon, an important step in the overall approval process. This approval came on the heels of the June 30th approval by the Federal Energy Regulatory Commission (FERC). The merger is currently under review by various other regulatory agencies including the New Jersey Board of Public Utilities (NJBPU) and the Pennsylvania Public Utility Commission. O’Flynn indicated that the NJPBU has recently selected the consultants that will assist them in their review and that data requests from the NJBPU and consultants to date total almost 2000. “We are very focused on meeting the needs of both the Pennsylvania and New Jersey regulators as they review the merger request,” O’Flynn said. The current schedule allows for a second quarter 2006 closing, however successful settlement discussions could result in a first quarter 2006 closing, consistent with the original 12 -15 months timeline.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving Public Service Enterprise Group Incorporated and Exelon Corporation, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Such statements are based upon the current beliefs and expectations of Public Service Enterprise Group Incorporated's and Exelon Corporation's management, are subject to significant risks and uncertainties and may differ materially from actual future experience involving any one or more of such matters. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the timing of the contemplated merger and the impact of any conditions imposed by regulators in connection with their approval thereof; the failure of Public Service Enterprise Group Incorporated and Exelon Corporation stockholders to make the requisite approvals for the transaction; the risk that the businesses will not be integrated successfully; failure to quickly realize cost-savings from the transaction as a result of technical, logistical, competitive and other factors; the effects of weather; the performance of generating units and transmission systems; the availability and prices for oil, gas, coal, nuclear fuel, capacity and electricity; changes in the markets for electricity and other energy-related commodities; changes in the number of participants and the risk profile of such participants in the energy marketing and trading business; the effectiveness of our risk management and internal controls systems; the effects of regulatory decisions and changes in law; changes in competition in the markets we serve; the ability to recover regulatory assets and other potential stranded costs; the outcomes of litigation and regulatory proceedings or inquiries; the timing and success of efforts to develop domestic and international power projects; conditions of the capital markets and equity markets; advances in technology; changes in accounting standards; changes in interest rates and in financial and foreign currency markets generally; the economic and political climate and growth in the areas in which we conduct our activities; and changes in corporate strategies. While we believe that our forecasts and assumptions are reasonable, we caution that actual results may differ materially. We intend the forward-looking statements to speak only as of the time first made and we do not undertake to update or revise them as more information becomes available. Additional factors that could cause Public Service Enterprise Group Incorporated's and Exelon Corporation's results to differ materially from those described in the forward-looking statements can be found in the 2004 Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2005, of Public Service Enterprise Group Incorporated and Exelon Corporation, as well as Exelon's Form S-4 filed on February 4, 2005, as such reports and forms may have been amended, each filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's website, www.sec.gov.

Additional Information

This communication is not a solicitation of a proxy from any security holder of Public Service Enterprise Group Incorporated or Exelon Corporation. Exelon Corporation has filed with the Securities and Exchange Commission a registration statement (File No. 333-122704) that includes the definitive joint proxy statement/prospectus that has been mailed by Public Service Enterprise Group Incorporated and Exelon Corporation to their respective security holders in connection with the proposed merger of Public Service Enterprise Group Incorporated and Exelon Corporation. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED, EXELON CORPORATION AND THE PROPOSED MERGER. Investors and security holders are able to obtain these materials and other documents filed with the Securities and Exchange Commission free of charge at the Securities and Exchange Commission’s website, www.sec.gov. In addition, a copy of the definitive joint proxy statement/prospectus may be obtained free of charge from Public Service Enterprise Group Incorporated, Investor Relations, 80 Park Plaza, P.O. Box 1171, Newark, New Jersey 07101-1171, or from Exelon Corporation, Investor Relations, 10 South Dearborn Street, P.O. Box 805398, Chicago, Illinois 60680-5398.

Participants in Solicitation

Public Service Enterprise Group Incorporated, Exelon Corporation, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Public Service Enterprise Group Incorporated's and Exelon Corporation's directors and executive officers is available in preliminary joint proxy statement/prospectus contained in the above referenced registration statement. OTHER INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE, IS CONTAINED IN THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment 1
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Unaudited)
	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2005	2004	2005	2004

Earnings Results (in Millions)

PSE&G	$48	$62	$165	$186
PSEG Power	63	60	178	180
PSEG Energy Holdings
PSEG Global	24	5	79	51
PSEG Resources	(1)	13	22	13
PSEG Energy Holdings	(2)	(2)	(3)	(5)
Total PSEG Energy Holdings	21	16	98	59
PSEG	(17)	(11)	(32)	(16)
Operating Earnings	$115	$127	$409	$409
Merger and Merger Related Costs	(14)	—	(16)	—
Income from Continuing Operations	$101	$127	$393	$409
(Loss) Income from Discontinued Operations, including (Loss) Gain on Disposal	(183)	(3)	(190)	(14)
PSEG Net (Loss) Income	$(82)	$124	$203	$395

Fully Diluted Average Shares Outstanding (in Millions)	243	238	243	238

Per Share Results (Diluted)

PSE&G	$0.20	$0.26	$0.68	$0.78
PSEG Power	0.26	0.25	0.73	0.75
PSEG Energy Holdings
PSEG Global	0.10	0.02	0.33	0.21
PSEG Resources	—	0.06	0.09	0.05
PSEG Energy Holdings	(0.01)	(0.01)	(0.01)	(0.01)
Total PSEG Energy Holdings	0.09	0.07	0.41	0.25
PSEG	(0.07)	(0.05)	(0.13)	(0.06)
Operating Earnings	$0.48	$0.53	$1.69	$1.72
Merger and Merger Related Costs	(0.06)	—	(0.07)	—
Income from Continuing Operations	$0.42	$0.53	$1.62	$1.72
(Loss) Income from Discontinued Operations, including (Loss) Gain on Disposal	(0.76)	(0.01)	(0.78)	(0.06)
PSEG Net (Loss) Income	$(0.34)	$0.52	$0.84	$1.66

Note 1:

Net Income includes preferred stock dividends / preference units distributions relating to PSE&G of $1 million and $1 million, PSEG Global of $1 million and $4 million and PSEG Resources of $0 and $1 million for the quarters ended June 30, 2005 and 2004, respectively.

Net Income includes preferred stock dividends / preference units distributions relating to PSE&G of $2 million and $2 million, PSEG Global of $3 million and $7 million and PSEG Resources of $0 and $3 million for the six months ended June 30, 2005 and 2004, respectively.

Note 2:
Basic Earnings per Share from Net Income was $(0.34) and $0.52 per share for the quarters ended June 30, 2005 and 2004, respectively.

Basic Earnings per Share from Net Income was $0.85 and $1.67 per share for the six months ended June 30, 2005 and 2004, respectively.

Attachment 2

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED CONSOLIDATING STATEMENT OF OPERATIONS

For the Quarter Ended June 30, 2005 (Unaudited, $ Millions)

	PSEG	OTHER	PSE&G	PSEG POWER	PSEG ENERGY HOLDINGS
		(Note 2)

OPERATING REVENUES	$2,442	$(386)	$1,441	$1,060	$327

OPERATING EXPENSES
Energy Costs	1,340	(386)	853	688	185
Operation and Maintenance	578	3	268	235	72
Depreciation and Amortization	179	5	128	32	14
Taxes Other Than Income Taxes	28	—	28	—	—
Total Operating Expenses	2,125	(378)	1,277	955	271

Income from Equity Method Investments	30	—	—	—	30

OPERATING INCOME	347	(8)	164	105	86

Other Income	41	1	2	30	8
Other Deductions	(21)	—	—	(12)	(9)
Interest Expense	(206)	(32)	(86)	(26)	(62)
Preferred Securities Dividends	(1)	1	(1)	—	(1)
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES (Note 1)	160	(38)	79	97	22

Income Tax Expense	(59)	14	(31)	(41)	(1)

INCOME FROM CONTINUING OPERATIONS	101	(24)	48	56	21
Loss from Discontinued Operations, including Loss on Disposal, net of tax	(183)	—	—	(183)	—

NET (LOSS) INCOME	$(82)	$(24)	$48	$(127)	$21

INCOME FROM CONTINUING OPERATIONS	$101	$(24)	$48	$56	$21
Merger and Merger-Related Costs	14	7	—	7	—
OPERATING EARNINGS	$115	$(17)	$48	$63	$21

For the Quarter Ended June 30, 2004 (Unaudited, $ Millions)

	PSEG	OTHER	PSE&G	PSEG POWER	PSEG ENERGY HOLDINGS
		(Note 2)

OPERATING REVENUES	$2,285	$(300)	$1,418	$990	$177

OPERATING EXPENSES
Energy Costs	1,250	(299)	824	677	48
Operation and Maintenance	534	(8)	258	234	50
Depreciation and Amortization	167	3	126	26	12
Taxes Other Than Income Taxes	28	—	28	—	—
Total Operating Expenses	1,979	(304)	1,236	937	110

Income from Equity Method Investments	33	—	—	—	33

OPERATING INCOME	339	4	182	53	100

Other Income	80	2	3	73	2
Other Deductions	(26)	—	—	(17)	(9)
Interest Expense	(208)	(28)	(91)	(22)	(67)
Preferred Securities Dividends	(1)	5	(1)	—	(5)
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES (Note 1)	184	(17)	93	87	21

Income Tax Expense	(57)	6	(31)	(27)	(5)

INCOME FROM CONTINUING OPERATIONS	127	(11)	62	60	16
(Loss) Income from Discontinued Operations, including Gain on Disposal, net of tax	(3)	—	—	(8)	5

NET INCOME	$124	$(11)	$62	$52	$21

Note 1:

Income from Continuing Operations before Income Taxes includes preferred stock dividends / preference units distributions relating to PSE&G of $1 million and $1 million, PSEG Global of $1 million and $4 million and PSEG Resources of $0 and $1 million for the quarters ended June 30, 2005 and 2004, respectively.

Note 2:
Primarily includes financing activities at the parent and intercompany eliminations.

Attachment 3

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
CONSOLIDATING STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2005
(Unaudited, $ Millions)

	PSEG	OTHER	PSE&G	PSEG POWER	PSEG ENERGY HOLDINGS
		(Note 2)

OPERATING REVENUES	$5,751	$(1,370)	$3,625	$2,790	$706

OPERATING EXPENSES
Energy Costs	3,214	(1,370)	2,277	1,958	349
Operation and Maintenance	1,174	—	563	462	149
Depreciation and Amortization	365	9	263	62	31
Taxes Other Than Income Taxes	71	—	71	—	—
Total Operating Expenses	4,824	(1,361)	3,174	2,482	529

Income from Equity Method Investments	67	—	—	—	67

OPERATING INCOME	994	(9)	451	308	244

Other Income	84	1	4	61	18
Other Deductions	(37)	—	(1)	(20)	(16)
Interest Expense	(415)	(63)	(170)	(54)	(128)
Preferred Securities Dividends	(2)	3	(2)	—	(3)
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES (Note 1)	624	(68)	282	295	115

Income Tax Expense	(231)	27	(117)	(124)	(17)

INCOME FROM CONTINUING OPERATIONS	393	(41)	165	171	98
Loss from Discontinued Operations, including Loss on Disposal, net of tax	(190)	—	—	(190)	—

NET INCOME (LOSS)	$203	$(41)	$165	$(19)	$98

INCOME FROM CONTINUING OPERATIONS	$393	$(41)	$165	$171	$98
Merger and Merger-Related Costs	16	9	—	7	—
OPERATING EARNINGS	$409	$(32)	$165	$178	$98

For the Six Months Ended June 30, 2004
(Unaudited, $ Millions)

	PSEG	OTHER	PSE&G	PSEG POWER	PSEG ENERGY HOLDINGS
		(Note 2)

OPERATING REVENUES	$5,513	$(1,165)	$3,600	$2,688	$390

OPERATING EXPENSES
Energy Costs	3,080	(1,165)	2,243	1,908	94
Operation and Maintenance	1,077	(19)	536	461	99
Depreciation and Amortization	335	8	253	49	25
Taxes Other Than Income Taxes	73	—	73	—	—
Total Operating Expenses	4,565	(1,176)	3,105	2,418	218

Income from Equity Method Investments	61	—	—	—	61

OPERATING INCOME	1,009	11	495	270	233

Other Income	111	(3)	6	104	4
Other Deductions	(44)	—	(1)	(31)	(12)
Interest Expense	(420)	(51)	(187)	(52)	(130)
Preferred Securities Dividends	(2)	10	(2)	—	(10)
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES (Note 1)	654	(33)	311	291	85

Income Tax Expense	(245)	17	(125)	(111)	(26)

INCOME FROM CONTINUING OPERATIONS	409	(16)	186	180	59
Loss from Discontinued Operations, including Gain on Disposal, net of tax	(14)	—	—	(19)	5

NET INCOME	$395	$(16)	$186	$161	$64
Note 1:

Income from Continuing Operations before Income Taxes includes preferred stock dividends / preference units distributions relating to PSE&G of $2 million and $2 million, PSEG Global of $3 million and $7 million and PSEG Resources of $0 and $3 million for the six months ended June 30, 2005 and 2004, respectively.

Note 2:

Primarily includes financing activities at the parent and intercompany eliminations.

Attachment 4

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
CAPITALIZATION SCHEDULE
(Unaudited, $ Millions)

	June 30, 2005	December 31, 2004
DEBT
Commercial Paper and Loans	$731	$638
Long-Term Debt, including amounts due within one year	8,584	8,588
Securitization Debt, including amounts due within one year	2,018	2,085
Project Level, Non-Recourse Debt, including amounts due within one year	1,217	1,437
Debt Supporting Trust Preferred Securities	1,201	1,201
Total Debt	13,751	13,949

SUBSIDIARY'S PREFERRED SECURITIES	80	80

COMMON STOCKHOLDERS' EQUITY
Common Stock	4,575	4,569
Treasury Stock	(968)	(978)
Retained Earnings	2,361	2,425
Accumulated Other Comprehensive Loss	(391)	(272)
Total Common Stockholders' Equity	5,577	5,744
Total Capitalization	$19,408	$19,773

Attachment 5

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
CONSOLIDATING STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2005
(Unaudited, $ Millions)

	PSEG	OTHER	PSE&G	PSEG POWER	PSEG ENERGY HOLDINGS
		(Note 1)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Note 2)	203	(46)	167	(19)	101
Adjustments to Reconcile Net Income to Net Cash Flows
From Operating Activities
Loss on Disposal of Discontinued Operations, net of tax	177	—	—	177	—
Depreciation and Amortization	365	5	263	62	35
Amortization of Nuclear Fuel	45	—	—	45	—
Other	(218)	(20)	(374)	163	13
Net Cash Provided by (Used in) Operating Activities	572	(61)	56	428	149

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to Property, Plant and Equipment	(480)	4	(239)	(227)	(18)
Proceeds from Sale of Investments	26	—	—	—	26
Collection of Note Receivable	132	—	—	—	132
Other	3	37	2	(93)	57
Net Cash (Used in ) Provided by Investing Activities	(319)	41	(237)	(320)	197

CASH FLOWS FROM FINANCING ACTIVITIES
Net change in Short Term Debt	93	(74)	265	(98)	—
Redemption of LTD and Project Level/Securitization LTD	(78)	—	(66)	—	(12)
Return of Capital	—	284	—	—	(284)
Issuance of Common Stock/Contributed Capital	37	37	—	—	—
Cash Dividends Paid on Common Stock	(267)	(267)	—	—	—
Other	(21)	(17)	(2)	—	(2)
Net Cash (Used in ) Provided by Financing Activities	(236)	(37)	197	(98)	(298)
Effect of Exchange Rate Change	(2)	—	—	—	(2)
Net Increase in Cash and Cash Equivalents	15	(57)	16	10	46

Cash and Cash Equivalents at Beginning of Period	279	64	6	10	199
Cash and Cash Equivalents at End of Period	294	7	22	20	245

For the Six Months Ended June 30, 2005
(Unaudited, $ Millions)

	PSEG	OTHER	PSE&G	PSEG POWER	PSEG ENERGY HOLDINGS
		(Note 1)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Note 2)	395	(28)	188	161	74
Adjustments to Reconcile Net Income to Net Cash Flows
From Operating Activities
Gain on Disposal of Discontinued Operations, net of tax	(3)	—	—	—	(3)
Depreciation and Amortization	335	8	253	49	25
Amortization of Nuclear Fuel	41	—	—	41	—
Other	64	(2)	(262)	126	202
Net Cash Provided by (Used in) Operating Activities	832	(22)	179	377	298

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to Property, Plant and Equipment	(579)	(7)	(187)	(336)	(49)
Proceeds from Sale of Investments	292	—	—	—	292
Other	(9)	(211)	1	70	131
Net Cash (Used in ) Provided by Investing Activities	(296)	(218)	(186)	(266)	374

CASH FLOWS FROM FINANCING ACTIVITIES
Net change in Short Term Debt	474	61	222	191	—
Issuances of Project level/Securitization Long Term Debt	683	—	175	500	8
Redemption of LTD and Project Level/Securitization LTD	(1,643)	—	(507)	(800)	(336)
Return of Capital	—	225	—	—	(225)
Issuance of Common Stock/Contributed Capital	—	—	—	—	—
Cash Dividends Paid on Common Stock	(260)	(260)	—	—	—
Other	12	36	(2)	(12)	(10)
Net Cash (Used in ) Provided by Financing Activities	(734)	62	(112)	(121)	(563)
Effect of Exchange Rate Change	(1)	—	—	—	(1)
Net Increase in Cash and Cash Equivalents	(199)	(178)	(119)	(10)	108

Cash and Cash Equivalents at Beginning of Period	452	181	140	27	104
Cash and Cash Equivalents at End of Period	253	3	21	17	212

Note 1:
Primarily includes financing activities at the parent and intercompany eliminations.

Note 2:
Net Income includes preferred stock dividends / preference units distributions relating to PSEG of $2 million and $2 Million. PSE&G of $2 million and $2 million and Energy Holdings of $3 million and $10 million for the six months ended June 30, 2005 and 2004, respectively.

Attachment 6

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Quarter-to-Quarter EPS Reconciliation
June 30, 2005 vs. June 30, 2004
(Unaudited)

PSEG 2nd Quarter 2004 Net Income			$0.52
Loss from Discontinued Operations			0.01
PSEG 2nd Quarter 2004 Income from Continuing Operations			$0.53

PSE&G			B/(W)
2nd Quarter 2004		$0.26

Weather - Gas		0.02
Electric Demand and Volume		(0.03)
O&M		(0.02)
Other		(0.03)

2nd Quarter 2005		$0.20	$(0.06)

PSEG Power
2nd Quarter 2004		$0.25

Improved Nuclear operations	0.06
Improved Fossil operations	0.04
2004 Branchburg congestion	0.05
Margin		0.15
Lower NDT Income		(0.09)
Depreciation, Interest and other		(0.05)

2nd Quarter 2005		$0.26	$0.01

PSEG Energy Holdings
2nd Quarter 2004		$0.07

Global
Operations - primarily TIE and South America		0.05
Net Foreign Exchange Gains - Primarily Elcho		0.03

Resources
Primarily write-off of UAL Lease		(0.06)

Energy Holdings (Parent)		—

2nd Quarter 2005		$0.09	$0.02

Public Service Enterprise Group
2nd Quarter 2004		$(0.05)
Interest Expense, excluding Merger and Merger Related costs of ($0.03)		(0.02)
2nd Quarter 2005		$(0.07)	$(0.02)

PSEG 2nd Quarter 2005 Operating Earnings			$0.48
Merger and Merger Related Costs			(0.06)
PSEG 2nd Quarter 2005 Income from Continuing Operations			$0.42
Income from Discontinued Operations, including Gain (Loss) on Disposal			(0.76)
PSEG 2nd Quarter 2005 Net Income			$(0.34)

Attachment 7

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
YTD-to-YTD EPS Reconciliation
June 30, 2005 vs. June 30, 2004
(Unaudited)

PSEG Net Income for the Six Months Ended June 30, 2004			$1.66
Loss from Discontinued Operations, including Loss on Disposal			0.06
PSEG Income from Continuing Operations for the Six Months Ended June 30, 2004			$1.72

PSE&G			B/(W)
Year to Date June 30, 2004		$0.78

Weather		0.01
Gas and Electric - Demand and Volume		(0.05)
O&M and Depreciation		(0.04)
Interest Savings		0.03
Other		(0.04)
Additional Shares Outstanding		(0.01)

Year to Date June 30, 2005		$0.68	$(0.10)

PSEG Power
Year to Date June 30, 2004		$0.75

Margin		0.14
Depreciation & Amortization - Lawrenceburg		(0.03)
NDT Income in 2004		(0.07)
Interest and Other		(0.05)
Additional Shares Outstanding		(0.01)

Year to Date June 30, 2005		$0.73	$(0.02)

PSEG Energy Holdings
Year to Date June 30, 2004		$0.25

Global

Operations (TIE $0.02, South America $0.04, Eagle Point Gain in 2004 ($0.03),
Other $0.04)	0.07
Net Foreign Exchange Gains - Primarily Elcho	0.06
Additional Shares Outstanding	(0.01)	0.12

Resources
Operations (includes EME-Collins lease termination in 2004, sale of SEGS in 2005,
lower interest expense in 2005, partially offset by write off of UAL lease in 2005)	0.04
Additional Shares Outstanding	—	0.04

Energy Holdings (Parent)		—

Year to Date June 30, 2005		$0.41	$0.16

Public Service Enterprise Group
Year to Date June 30, 2004		$(0.14)
Interest Expense		(0.07)
Year to Date June 30, 2005		$(0.21)	$(0.07)

PSEG Operating Earnings for the Six Months Ended June 30, 2005			$1.69
Merger and Merger Related Costs			(0.07)
PSEG Income from Continuing Operations for the Six Months Ended June 30, 2005			$1.62
Income (Loss) from Discontinued Operations, including Gain (Loss) on Disposal			(0.78)
PSEG Net Income for the Six Months Ended June 30, 2005			$0.84

Attachment 8

PSEG Global L.L.C.
Investment Results
(Unaudited, $ Millions)

	Total Capital at Risk (A) As of		For the Quarter Ended June 30, 2005		For the Six Months Ended June 30, 2005
	June 30 2005	December 31 2004	EBIT (B)	Non-Recourse Interest (C)	EBIT (B)	Non-Recourse Interest (C)
Region

North America	$433	$427	$21	$5	$68	$10
South America	1,601	1,581	36	8	74	18
Asia Pacific	6	6	1	—	5	—
Europe	206	209	14	9	36	18
India and Oman	74	94	5	1	10	4
Global G&A - Unallocated	—	—	(8)	—	(14)	—
Total	$2,320	$2,317	$69	$23	$179	$50

	For the Quarter Ended June 30, 2004		For the Six Months Ended June 30, 2004
	EBIT (B)	Non-Recourse Interest (C)	EBIT (B)	Non-Recourse Interest (C)
Region

North America	$9	$—	$64	$—
South America	35	2	70	10
Asia Pacific	4	—	8	—
Europe	7	8	20	16
India and Oman	3	4	10	8
Global G&A - Unallocated	(9)	—	(16)	—
Total	$49	$14	$156	$34

Reconciliation of EBIT to Income from Continuing Operations
	For the Quarters Ended June 30,		For the Six Months Ended June 30,
	2005	2004	2005	2004
Total Global EBIT	$69	$49	$179	$156
Interest Expense	(43)	(39)	(88)	(77)
Income Taxes	—	(1)	(5)	(19)
Minority Interest	(1)	—	(4)	(2)
Preference Unit Distributions	(1)	(4)	(3)	(7)
Income from Continuing Operations	$24	$5	$79	$51

(A)	Total Capital at Risk includes Global’s gross investments and equity commitment guarantees less non-recourse debt at the project level.

(B)	For investments accounted for under the equity method of accounting, includes Global’s share of net earnings, including Interest Expense and Income Tax Expense.

(C)	Non-Recourse Interest is Interest Expense on debt that is non-recourse to Global.

Attachment 9
PUBLIC SERVICE ELECTRIC & GAS Sales and Revenues to Customers June 2005

Electric Sales and Revenues

Sales (millions kwh)	Three Months Ended	Change vs. 2004	Six Months Ended	Change vs. 2004	Twelve Months Ended	Change vs. 2004
Residential	3,027	-0.7%	6,190	-0.1%	13,113	-0.3%
Commercial	5,621	-1.7%	11,394	0.1%	23,343	1.5%
Industrial	1,506	-8.7%	2,952	-7.9%	6,267	-4.9%
Street Lighting	76	4.6%	177	0.4%	365	0.6%
Interdepartmental	4	-19.3%	8	-59.2%	20	-19.1%
Total	10,235	-2.5%	20,720	-1.2%	43,108	-0.1%

Revenue (in millions)
Residential	$344	-0.9%	$694	-1.4%	$1,481	-0.8%
Commercial	489	2.2%	895	1.0%	1,900	1.4%
Industrial	81	-8.6%	151	-5.4%	350	-0.4%
Street Lighting	15	3.7%	30	1.1%	60	0.6%
Other	77	3.3%	142	0.3%	294	17.8%
Total	$1,007	0.3%	$1,913	-0.5%	$4,086	1.4%

Gas Sold and Transported

Sales (millions therms)	Three Months Ended	Change vs. 2004	Six Months Ended	Change vs. 2004	Twelve Months Ended	Change vs. 2004
Residential Sales	187	1.3%	903	-1.4%	1,460	-1.4%
Commercial - Firm Sales	73	-5.6%	359	-4.7%	573	-2.5%
Commercail - Interr. & Cogen	12	16.3%	28	20.9%	53	10.1%
Industrial - Firm Sales	5	-29.0%	30	-13.4%	47	-14.8%
Inustrial - Interr. & Cogen	83	-13.9%	156	-13.8%	352	-19.2%
Other Operating Revenues	0	-85.6%	1	-81.0%	(3)	-146.1%
Total	362	-4.7%	1,477	-3.9%	2,483	-5.0%

Gas Transported	219	-6.7%	535	5.9%	1,065	-3.3%

Revenue (in millions)
Residential Sales	146	9.8%	697	5.7%	1,114	2.7%
Commercial - Firm Sales	66	8.5%	301	1.1%	494	10.4%
Commercail - Interr. & Cogen	11	69.3%	26	66.9%	44	40.4%
Industrial - Firm Sales	5	-18.9%	26	-6.5%	41	-2.5%
Inustrial - Interr. & Cogen	70	-3.2%	129	-1.3%	275	-1.6%
Other Operating Revenues	32	8.8%	64	9.6%	125	59.5%
Total	330	7.1%	1,242	4.5%	2,093	4.6%

Gas Transported	104	-2.5%	470	-4.1%	817	-0.6%

Weather Data	Three Months Ended	Change vs. 2004	Three Months Ended	Change vs. 2004	Twelve Months Ended	Change vs. 2004
Degree Days - Actual	529	29.7%	3,238	1.7%	4,934	2.0%
Degree Days - Normal	509		3,115		4,839

THI Hours - Actual	4,255	-3.1%	4,256	-3.1%	14,719	-11.5%
THI Hours - Normal	3,542		3,570		14,878

Attachment 10
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED STATISTICAL MEASURES (Unaudited)

	Quarters Ended		Six Months Ended
	June 30, 2005	June 30, 2004	June 30, 2005	June 30, 2004

Weighted Average Common Shares Outstanding (000’s)
Basic	238,732	236,705	238,524	236,449
Diluted	243,019	238,001	242,632	238,321

Stock Price at End of Period	$60.82	$40.03

Dividends Paid per Share of Common Stock	$0.56	$0.55	$1.12	$1.10

Dividend Payout Ratio*	73.0%	65.5%

Dividend Yield	3.7%	5.5%

Price/Earnings Ratio*	19.8	11.9

Rate of Return on Average Common Equity*	13.3%	15.7%

Ratio of Earnings to Fixed Charges	1.52	1.73	2.16	2.27

Book Value per Common Share	$23.33	$22.89

Market Price as a Percent of Book Value	261%	175%

Total Shareholder Return - Period Ending	12.9%	-13.7%	19.8%	-6.3%
Total Shareholder Return - 12 Months Ending	59.1%	0.0%

Generation by Fuel Type	Quarters Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004

Nuclear - NJ	36%	31%	36%	34%
Nuclear - PA	22%	23%	21%	21%
Total Nuclear	58%	54%	57%	55%

Fossil - Coal - NJ	12%	10%	13%	10%
Fossil - Coal - PA	13%	13%	13%	13%
Fossil - Coal - CT	6%	6%	6%	6%
Total Coal	31%	29%	32%	29%

Fossil - Oil & Natural Gas - NJ	8%	15%	8%	12%
Fossil - Oil & Natural Gas - NY	0%	0%	0%	1%
Fossil - Oil & Natural Gas - CT	2%	1%	2%	2%
Fossil - Oil & Natural Gas - Midwest	1%	0%	1%	0%
Total Oil & Natural Gas	11%	16%	11%	15%

Fossil - Pumped Storage	0%	1%	0%	1%
	100%	100%	100%	100%

*Calculation based on earnings from continuing operations for 12-month period ending